EXHIBIT 10.4 and 11.2

                               OPINION RE LEGALITY

September 9, 2002


New Millenium Packaging Inc.
222 Lakeview Avenue
PMB 435
West Palm Beach, FL 33401

Re:  Registration Statement on Form SB-1

Ladies and Gentlemen:

     We have acted as counsel to New Millenium Packaging Inc., a Florida corporation ("New Millenium"), in connection with the preparation and filing of a registration statement on Form SB-1 (Registration Number 333-82704) and pre-effective amendments thereto (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), registering initially an aggregate of up to 1,000,000 shares of New Millenium's common stock, par value $.0001all of which are offered by New Millenium (the "Offered Shares") and registering 350,000 shares of New Millenium common stock, that are available for resale by the Selling shareholders (as defined in the Registration Statement) at the conclusion of the Primary Offering (the "Selling Shareholders' Shares").

     For purposes of this opinion, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of New Millenium's Articles of Incorporation and Bylaws, each as amended to date, resolutions adopted by New Millenium's Board of Directors and other agreements, instruments, documents and records relating to Neww Millenium and the issuance of the Selling Shareholders' Shares and the Offered Shares as we deemed appropriate. In all examinations, we have assumed the legal capacity of each natural person signing any of the documents and corporate records relating to New Millenium, the genuineness of signatures, the authenticity of the documents submitted to us as originals, the conformity to authentic original documents of documents submitted to us as copies and the accuracy and completeness of all records and other information made available to us by New Millenium. As to various questions of fact material to our opinion, we have relied on representations of officers of New Millenium.

     We express no opinion concerning the laws of any jurisdictions other than the Florida Business Corporation Act and all other Florida statutory provisions including the applicable rules and regulations underlying those provisions and the applicable judicial and regulatory determinations.

     On the basis of the foregoing, we are of the opinion that the Selling Shareholders' Shares have been validly issued and have been fully paid and are non-assessable by New Millenium, and the Offered Shares, when issued, will be validly issued, and fully paid and non-assessable by New Millenium.

     We consent to the reference to us in the prospectus constituting part of the Registration Statement under the caption "Legal Matters.".

                                            Very truly yours,

                                            /s/ Mintmire & Associates
                                            Mintmire & Associates